                                                                      Exhibit 5k


                     SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                         OF
                              MORGAN STANLEY FUND, INC.
                         (MORGAN STANLEY GLOBAL EQUITY FUND)


    Supplement dated as of _____________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the "Adviser")

                                       RECITALS

    The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Global Equity Fund (the "Global Equity Fund").

                                      AGREEMENTS

    NOW, therefore, the parties agree as follows:

    Schedule A to the Agreement is hereby amended to include the following information:

                                                 Annual
         Investment Fund                    Percentage Rate
         ----------------                   ----------------
         Global Equity Fund                      1.00%

    This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                            MORGAN STANLEY ASSET MANAGEMENT INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                            MORGAN STANLEY FUND, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                     SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                         OF
                              MORGAN STANLEY FUND, INC.
                         (MORGAN STANLEY EQUITY GROWTH FUND)


    Supplement dated as of _____________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the "Adviser")

                                       RECITALS

    The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Equity Growth Fund (the "Equity Growth Fund").

                                      AGREEMENTS

    NOW, therefore, the parties agree as follows:

    Schedule A to the Agreement is hereby amended to include the following information:

                                                 Annual
         Investment Fund                    Percentage Rate
         ----------------                   ----------------
         Equity Growth Fund                      .70%

    This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                            MORGAN STANLEY ASSET MANAGEMENT INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                            MORGAN STANLEY FUND, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                     SUPPLEMENT TO INVESTMENT ADVISORY AGREEMENT
                                         OF
                              MORGAN STANLEY FUND, INC.
                     (MORGAN STANLEY EMERGING MARKETS DEBT FUND)


    Supplement dated as of ________________, 1996 (the "Supplement") to Investment Advisory Agreement (the "Agreement") between Morgan Stanley Fund, Inc. (the "Fund"), and Morgan Stanley Asset Management Inc. (the "Adviser")

                                       RECITALS

    The Fund has executed and delivered the Agreement, dated as of November 17, 1992, between the Fund and the Adviser. The Agreement sets forth the rights and obligations of the parties with respect to the management of the Investment Funds of the Fund. The Fund has created one additional Investment Fund: Morgan Stanley Emerging Markets Debt Fund (the "Emerging Markets Debt Fund").


                                      AGREEMENTS

    NOW, therefore, the parties agree as follows:

    Schedule A to the Agreement is hereby amended to include the following information:

                                                 Annual
         Investment Fund                    Percentage Rate
         ----------------                   ----------------
         Emerging Markets Debt Fund              1.25%

    This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    The parties listed below have executed this Supplement as of the ___th day of _____________, 1996.



                                            MORGAN STANLEY ASSET MANAGEMENT INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:


                                            MORGAN STANLEY FUND, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title: